CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)

********2nd report of the Day*********

Tuesday  May 12, 2012

Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Offi cers; Compensatory Arrangements of Certain Officers.

Patrick J Jensen, steps down as CFO of the Company. I will remain a Director and a Manager of the ACCR Treasury until I complete this announced pre-MERGER transaction from today.

Item 8.01 Other Events

WOWSA!  What a day here at ACCR!

Just received a solicitation from a PCAOB 2020 currently registered auditor who is domiciled in INDIA. We, as a Company, feel this email was blessed by GOD and will be well received by the Commissioners of the SEC.

ACCR just received a verified email today, with some excerpts included below from our new PCAOB friend.

".... Being PCAOB licensed auditors, we specialize in providing audit and assurance services to various clients in United States including broker- dealers. We have assisted clients and attorneys with SEC filings such as S-1, F-1 Regulation- A, 10Qs and 10 Ks. We propose to offer these services to your esteem organization and would be happy to share references of our current clients on your specific request....."

ACCR will be receiving a bonafied contract for services rendered in the next couple of days.

ACCR payment for services of the PCAOB will be cash funded.

ACCR will come back...I see this happening soon...

I WILL BE CONTINUED DIRECTOR WITH A PLAN TO
ADD 2 MORE INDEPENDENT AUDITORS TO THE COMPANY
ONCE OUR PRE-MERGER TALKS BECOME REALITY AND
DONE!

I'm working on a fantastic proposal for this young TX Company we seek to merge with soon.

Thank you for your TRUST,

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.

PS - MY NEW CEO IS VERY ANXIOUS TO GET THIS DEAL
DONE THE RIGHT WAY IN A NON-DILUTIVE MANNER.
I DO PLAN A 1-FOR-10 REVERSE SPLIT TO RE-ISSUE
SHARES TO OUR NEW MANAGEMENT TEAM.
THIS WILL BE DONE IN ACCORDANCE WITH ALL
FEDERAL AND STATE SECURITIES LAWS.

2nd report of the Day*********

Tuesday  May 12, 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.